SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

        THIS SIXTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”) is made effective this 1st day of August 2007 by and among LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent (“Agent”) for LASALLE BANK MIDWEST NATIONAL ASSOCIATION (formerly known as Standard Federal Bank National Association) (“Lender”), MTS MEDICATION TECHNOLOGIES, INC. (formerly known as Medical Technology Systems, Inc.) (“MTS”) and MTS PACKAGING SYSTEMS, INC. (“Packaging”, and with MTS, each a “Borrower” and collectively, the “Borrowers”).

BACKGROUND

A.	Agent, Lender and Borrowers previously entered into that certain Loan and Security Agreement dated June 26, 2002 (as amended by that certain First Amendment to Loan and Security Agreement dated July 8, 2003, that certain Second Amendment to Loan and Security Agreement dated June 18, 2004, that certain Third Amendment to Loan and Security Agreement dated February 22, 2006, that certain Fourth Amendment to Loan and Security Agreement dated November 30, 2006, that certain Fourth Amendment to Loan and Security Agreement dated January 31, 2007 and as the same may be further amended, modified, supplemented or restated from time to time, the “Loan Agreement”).

B.	Capitalized terms used herein and not otherwise defined shall have the meanings provided for such terms in the Loan Agreement.

        NOW THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Capital Expenditure Limitations. Section 14(c) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(c)	Capital Expenditure Limitations. MTS and its Subsidiaries on a consolidated basis shall not make Capital Expenditures in excess of (i) Four Million Dollars ($4,000,000.00) during the Fiscal Year ending March 31, 2008 and (ii) Three Million Dollars ($3,000,000.00) during any Fiscal Year thereafter.

2.	Amendment/References. The Loan Agreement and the Other Agreements are hereby amended to be consistent with the terms of this Amendment. All references in the Loan Agreement and the Other Agreements to (a) the “Loan Agreement”shall mean the Loan Agreement as amended hereby; and (b) the “Other Agreements”shall include, without limitation, this Amendment, the Securities Pledge and all other instruments or agreements executed pursuant to or in connection with the terms hereof.

3.	Release. Each Borrower and each Guarantor acknowledges and agrees that it has no claims, suits or causes of action against Agent or Lender and hereby remises, releases and forever discharges Agent, Lender, their officers, directors, shareholders, employees, agents, successors and assigns from any claims, suits or causes of action whatsoever, in law or equity, which either Borrower or any Guarantor has or may have arising from any act, omission or otherwise, at any time up to and including the date of this Amendment.

4.	Additional Documents; Further Assurances. Borrowers shall take such other actions and execute and deliver to Agent, or to cause to be executed and delivered to Agent, at the sole cost and expense of Borrowers, from time to time, all documents, agreements, statements, certificates and information as Agent shall reasonably request to evidence or effect the terms of the Loan Agreement, as amended, or any of the Other Agreements, as amended, or to enforce or protect Agent’s interest in all Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Agent.

5.	Further Agreements and Representations. Each Borrower does hereby:

(a)	ratify, confirm and acknowledge that, as amended hereby, the Loan Agreement and all Other Agreements are valid, binding and in full force and effect;

(b)	covenant and agree to perform all obligations of such Borrower contained herein, in the Loan Agreement and in the Other Agreements, as amended hereby;

(c)	acknowledge and agree that as of the date hereof, such Borrower has no defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Agreement or any of the Other Agreements or the enforcement of any of the terms or conditions thereof;

(d)	represent and warrant that no Default or Event of Default exists under the Loan Agreement;

(e)	acknowledge and agree that nothing contained herein and no actions taken pursuant to the terms hereof is intended to constitute a novation of the Loan Agreement or any of the Other Agreements, and does not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Agent therein, which liens, security interests, rights and remedies are hereby ratified, confirmed, extended and continued as security for the Liabilities as amended; and

(f)	acknowledge and agree that such Borrower’s failure to comply with or perform any of its covenants, agreements or obligations contained in this Amendment shall constitute an Event of Default under the Loan Agreement and each of the Other Documents as amended.

6.	Fees, Costs, Expenses and Expenditures. Each Borrower agrees to pay all of Agent’s expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including, without limitation, fees, disbursements, expenses and disbursements of counsel retained by Agent and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated.

7.	No Waiver. Nothing contained herein constitutes an agreement or obligation by Agent or Lender to grant any further amendments to the Loan Agreement or any of the Other Agreements. Nothing contained herein constitutes a waiver or release by Agent or Lender of any Event of Default or of any rights or remedies available to Agent or Lender under the Loan Agreement or any of the Other Agreements or at law or in equity.

8.	Inconsistencies. To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the Other Agreements, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreement and the Other Agreements not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrowers.

9.	Binding Effect. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

10.	Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania without regard to conflict of law principles.

11.	Severability. The provisions of this Amendment, the Loan Agreement and the Other Agreements are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

12.	Modifications. No modification of this Amendment or any of the Other Agreements shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

13.	Headings. The headings of the articles, sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

14.	Counterparts. This Amendment may be executed in multiple counterparts, each of which shall constitute an original and all of which together shall constitute the same agreement.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed effective as of the day and year first above written.

MTS MEDICATION TECHNOLOGIES LIMITED (formerly known as MTS Packaging Systems International Ltd.)

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President and Chief Financial Officer

MTS PACKAGING SYSTEMS, INC.

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

LASALLE BUSINESS CREDIT, LLC, successor by merger to LaSalle Business Credit, Inc., as Agent for LaSalle Bank Midwest National Association, formerly known as Standard Federal Bank National Association

By:	___________________________________
Name/Title:	Marcey L. Carroll, Vice President

LASALLE BANK MIDWEST NATIONAL ASSOCIATON (Formerly known as Standard Federal Bank National Association

By:	___________________________________
Name/Title:	Marcey L. Carroll, Vice President

[SIGNATURES CONTINUED ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

        Each of the undersigned, intending to be legally bound hereby, consents and agrees to the foregoing Sixth Amendment to Loan and Security Agreement dated of even date herewith (the “Agreement”), and all terms thereof and further agrees that such Agreement shall in no way affect or impair the undersigned’s obligations under those certain Continuing Unconditional Guaranties from the undersigned to Lender dated June 26, 2002, July 8, 2003 and February 22, 2006, as applicable (collectively, the “Guaranties”), or under any other documents executed or delivered pursuant thereto or in connection therewith and the terms of the Guaranties are hereby ratified and confirmed, all as of the date hereof.

MTS MEDICATION TECHNOLOGIES LIMITED (formerly known as MTS Packaging Systems International Ltd.)

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

BAF PRINTERS LIMITED

By:	___________________________________
Name/Title:	Michael P. Conroy, Vice President

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ___ day of ___________, 2007, before me, a notary public, the undersigned member, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MTS MEDICATION TECHNOLOGIES LIMITED, a company formed under the laws of England and Wales, and that he/she as such officer of such company, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ______ day of _____________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MTS MEDICATION TECHNOLOGIES, INC., a Delaware corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ______ day of _____________, 2007, before me, a notary public, the undersigned officer, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of MTS PACKAGING SYSTEMS, INC., a Florida corporation, and that he/she as such officer of such corporation, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires:

STATE OF ________________________	:
SS:
COUNTY OF ______________________	:

        On this, the ___ day of __________, 2007, before me, a notary public, the undersigned member, personally appeared Michael P. Conroy, who acknowledged himself/herself to be the Vice President of BAF PRINTERS LIMITED, a company formed under the laws of England and Wales, and that he/she as such officer of such company, being authorized to do so executed the foregoing instrument for the purposes therein contained, by signing the name of the company by himself/herself as such officer.

        IN WITNESS WHEREOF, I hereunto set my hand and official seal.

_________________________
Notary Public
My Commission Expires: